UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2016

Frequency Electronics, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-8061	11-1986657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, NY	11553
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   516-794-4500

                             Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On September 13, 2016, Frequency Electronics, Inc. (the “Company”) entered into an agreement (the “Agreement”) with Privet Fund LP, Privet Fund Management LLC, Ryan J. Levenson and General Lance W. Lord (collectively, the “Privet Group”). The Privet Group is the beneficial owner of approximately 11.96% of the Company’s outstanding shares of common stock.
Pursuant to the Agreement, the Company agreed, following the resignation of General Joseph P. Franklin, to increase the size of its Board of Directors (the “Board”) from seven to eight members and to appoint two directors, Ryan J. Levenson and General Lance W. Lord, to fill the resulting vacancies. The Board clarified that its decision to increase the size of the Board supersedes its August 29, 2016 resolution to decrease the number of directors on the Board which was to become effective as of October 31, 2016. Mr. Levenson and General Lord were appointed to the Board on September 13, 2016, and each of their terms will expire at the Company’s 2016 annual meeting of stockholders on November 1, 2016 (the “2016 Annual Meeting”). Subject to the terms of the Agreement, General Lord and Mr. Levenson will be included in the Company’s slate of director nominees for election at the 2016 Annual Meeting and, subject to certain terms and conditions being fulfilled, at the Company’s 2017 annual meeting of stockholders. One of the new directors will be appointed to the Board’s Audit Committee and the other director will be appointed to the Board’s Compensation Committee. Pursuant to the Agreement, the Privet Group has agreed to a customary standstill that, among other things, prohibits the Privet Group from acquiring more than 14.9% of the Company’s outstanding common stock.
In connection with the execution of the Agreement, the Privet Group terminated its pending proxy contest with respect to the election of directors at the 2016 Annual Meeting and agreed to take no further action in that regard.
The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document. A copy of the Agreement is attached to this Form 8-K as Exhibit 10.1. A copy of the press release issued by the Company announcing the Agreement and the Board appointments is attached to this Form 8-K as Exhibit 99.1.

Item 5.02          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As previously disclosed, on August 29, 2016, each of Admiral S. Robert Foley Jr. and General Joseph P. Franklin notified the Board that they would not stand for reelection at the Annual Meeting, and the Board adopted a resolution to decrease the number of directors on the Board from seven directors to five directors effective as of October 31, 2016.
On September 13, 2016, Admiral Foley notified the Board that he has rescinded his decision and indicated that he intends to remain on the Board and stand for reelection at the 2016 Annual Meeting, and General Franklin notified the Board that his resignation from the Board was effective as of September 13, 2016.
On September 13, 2016, pursuant to the Agreement, the Company appointed Ryan J. Levenson and General Lance W. Lord to the Board to fill the two newly created vacancies, to hold office until the 2016 Annual Meeting and until their respective successors are elected and qualified. One of the new directors will be appointed to the Board’s Audit Committee, and the other director will be appointed to the Board’s Compensation Committee. Mr. Levenson and General Lord were appointed, pursuant to the Agreement discussed in Item 1.01 above, which discussion is incorporated by reference herein in response to this Item 5.02.

Additional Information and Where To Find It
Certain content of this Form 8-K may be deemed to be solicitation material in connection with the Company’s 2016 Annual Meeting of Shareholders. The Company has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”), and will file with the SEC a definitive proxy statement and other materials in connection with the 2016 annual meeting of shareholders, including the filing by the Company of a proxy statement. SHAREHOLDERS ARE URGED TO READ THE COMPANY’S PROXY STATEMENT AND ACCOMPANYING PROXY CARD FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain these documents free of charge at the SEC’s website, http://www.sec.gov. The final Proxy Statement for the 2016 meeting of shareholders will be mailed to shareholders of the Company.

Participants in Solicitation
The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Company’s 2016 annual meeting of shareholders. Information concerning such participants and their direct or indirect interests, including their beneficial ownership in the Company, is available in the Company’s preliminary proxy statement for the 2016 annual meeting of shareholders filed with the SEC on August 30, 2016, and will be set forth in the final Proxy Statement and other materials to be filed with the SEC in connection with the 2016 annual meeting of shareholders when it becomes available. Information regarding the direct or indirect beneficial ownership of the Company’s directors and executive officers in the Company’s securities is also included in their respective SEC filings on Forms 3, 4, 5. Shareholders are advised to read the Company’s Proxy Statement for the 2016 annual meeting of shareholders and other relevant documents when they become available, because they contain important information. You can obtain free copies of these documents from the Company as described above.

Item 9.01          FINANCIAL STATEMENTS AND EXHIBITS
(d)          Exhibits

Exhibit No.           Description

10.1	Settlement Agreement dated as of September 13, 2016, by and among Frequency Electronics, Inc., Privet Fund LP, Privet Fund Management LLC, Ryan J. Levenson and General Lance W. Lord.

99.1	Press Release issued by Frequency Electronics, Inc. on September 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2016	FREQUENCY ELECTRONICS, INC. By: /s/ Steven L. Bernstein Name: Steven L. Bernstein Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.           Description

10.1	Settlement Agreement dated as of September 13, 2016, by and among Frequency Electronics, Inc., Privet Fund LP, Privet Fund Management LLC, Ryan J. Levenson and General Lance W. Lord.

99.1	Press Release issued by Frequency Electronics, Inc. on September 13, 2016.